UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 17, 2005


Commission    Registrant, State of Incorporation,             I.R.S. Employer
File Number      Address and Telephone Number                 Identification No.

1-8809        SCANA Corporation                                     57-0784499
             (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000

1-3375       South Carolina Electric & Gas Company                  57-0248695
             (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000

1-11429 Public Service Company of North Carolina, Incorporated 56-2128483 (a South Carolina corporation)
             1426 Main Street, Columbia, South Carolina  29201
             (803) 217-9000


                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to other companies.

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


                On February 17, 2005, the Board of Directors of SCANA Corporation (the Company) authorized the amendment of the Company's Short-Term Annual Incentive Plan (the Plan). The Plan is an annual incentive compensation plan under which compensation is linked to achievement of certain performance goals which include Company earnings per share, business unit and/or individual goals, and discretionary performance goals. Specific business unit and individual goal criteria may vary among business units and eligible participants. The goals for eligible participants are coordinated through the participants' business units. The Board of Directors establishes the specific goal criteria for the Chief Executive Officer. Eligibility for the Plan is automatic for certain categories of employees and officers and discretionary for certain other categories Participants are selected annually and upon selection are assigned target bonuses equal to specified percentages of their annual base salaries. The Plan also provides for additional discretionary increases over the targeted percentage based on individual performance. Corporate performance goals for each business unit are reviewed annually by the Company's Board of Directors following a review of the annual performance over the prior year. After the Company's Board of Directors has determined that the Company's corporate performance goals for a given year have been met, each participant's bonus eligibility is determined, by the Company's Board of Directors in the case of the Company's Chief Executive Officer and by the participant's direct supervisor in the case of all other participants.

         The amendments to the Plan authorized by the Board of Directors (i) changed the basis for a participant's target bonus from the participant's salary "control point" to the participant's annual base salary, (ii) provided guidance as to eligibility for participation in the Plan and (iii) changed certain target bonus percentages. Each of the executive officers of the Company, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated participates in the Plan.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                       SCANA Corporation
                              South Carolina Electric & Gas Company
                      Public Service Company of North Carolina, Incorporated
                                        (Registrants)




February 23, 2005                By:    s/James E. Swan, IV
                                        ------------------------------------
                                        James E. Swan, IV
                                        Controller